MERRILL LYNCH
PHOENIX
FUND, INC.











FUND LOGO










Semi-Annual Report

January 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Robert J. Martorelli, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.



Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543



Printed on post-consumer recycled paper




MERRILL LYNCH PHOENIX FUND, INC.

DEAR SHAREHOLDER


The relatively benign economic environment that prevailed throughout 1996 continued into the new year. Highlighting year-end economic results were stronger industrial production and greater-than-expected gross domestic product growth for the final quarter of the year. Underscoring the moderating growth trend were some signs of softening in the labor market, and initial indications suggested a respectable but unremarkable holiday selling season.

On balance, US economic fundamentals appear to be the most positive they have been for many years. However, as 1997 begins, the dilemma facing investors is how long the economic expansion can continue at a steady, noninflationary pace. At this late stage of the current economic recovery, investor expectations can quickly change from positive to negative with the release of surprising economic results. Therefore, continued reassurance of steady, noninflationary economic growth would be a very positive development for the stock and bond markets in the new year.

On the international front, the US dollar continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

Portfolio Matters
Merrill Lynch Phoenix Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +9.39%, +9.12%, +9.08% and +9.38%, respectively, for the three-month period ended January 31, 1997. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.)

As noted in our last quarterly report to shareholders, the current advance in share prices has been confined to a relatively small group of larger-capitalization growth stocks. As a result, we were able to add a number of new investments to the Fund's portfolio at attractive valuations during the quarter ended January 31, 1997.

Stocks of health maintenance organizations (HMOs) declined during January as concerns over potential cuts in Medicare premium payments, lower enrollment growth and pricing pressures raised investor concerns. We initiated positions in two HMOs, Humana, Inc. and Mid Atlantic Medical Services, Inc. Humana is the country's fourth largest HMO, while Mid Atlantic Medical Services' operations are focused in the Washington D.C./Maryland area. We believe that the eventual cuts in Medicare premium payments will be manageable, and that these two companies should benefit from an industry shift toward higher pricing and longer-term membership growth.

The share prices of a number of computer networking stocks declined significantly because of investor concerns about slowing industry order trends. We added the common stock of Bay Networks Inc., a provider of a broad range of networking products, to the portfolio. Recent earnings have proven disappointing, so the company's Board of Directors has responded by procuring a strong management team, led by a former senior executive from Intel Corp. With a very strong balance sheet, Bay Networks is expected to make strategic acquisitions and to implement a turnaround strategy predicated on the introduction of new, higher-margin products to its very large customer base.

Although large-capitalization growth stocks are very much in investor favor, we were able to identify a number of larger-capitalization issues that are currently out of favor because of subpar performance. For example, AT&T Corp. is a global telecommunications company whose most recent results have been negatively impacted by escalating long-distance competition and a lack of strategic focus on the part of senior management. We were attracted to the opportunity of investing in this global franchise at a historically low price/earnings ratio and above-average dividend yield.

Another large-capitalization telecommunications investment was Alcatel Alsthom Compagnie d'Electricite S.A., France's second-largest company. After two years of poor earnings, new management has rationalized the businesses, repaired the balance sheet and is on target to return the company to profitability. We expect that a greater focus on Alcatel's higher growth businesses will result in a significantly better stock price.

Our final large-capitalization investment during the quarter was a small position in Digital Equipment Corp. Although we are attracted to the valuable technology owned by this company and its long-term earnings potential, management has yet to show the ability to execute its turnaround strategy. We will continue to monitor the situation closely, awaiting a more opportune time to increase our investment.

On the sell side, we eliminated two semiconductor companies, National Semiconductor Corp. and VLSI Technology, Inc., since their prices far exceeded our estimation of their fundamental valuations. We sold our investment in ADT Ltd. in the wake of a takeover bid by Western Resources Inc., and we eliminated long-time holding TETRA Technologies, Inc. after its share price advanced four-fold. We also continued to eliminate some of our smaller holdings by selling investments in Unilab Corp., Allwaste Inc., Matrix Service Co. and Tekelec Inc. We also sold our holdings in Dime Bancorp, Inc. and Cox Communications, Inc., since they reached our price objectives.

In the high-yield/distressed portion of the portfolio, we added the bonds of Merisel Inc., a distributor of computer products, and Specialty Foods Corp., a provider of various food products. Although both issues are currently paying interest, the companies remain highly leveraged and we anticipate the need for restructuring in the future. We believe that we are buying these securities at levels that are distressed enough so that when restructurings occur, it will result in higher bond prices.

In Conclusion
As noted in our last report to shareholders, a number of the Fund's larger holdings are experiencing improved fundamental performance, which has not yet been reflected in their share prices. We expect that as these companies continue to demonstrate improved earnings, investors will come to recognize the extent of the current undervaluation of their shares.

We thank you for your continued investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Robert J. Martorelli)
Robert J. Martorelli
Vice President and Portfolio Manager




February 28, 1997





PERFORMANCE DATA

About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                        12 Month      3 Month
                                                        1/31/97   10/31/96    1/31/96   % Change     % Change
ML Phoenix Fund, Inc. Class A Shares*                    $13.41     $12.38     $12.80   +11.59%(1)   + 8.32%
ML Phoenix Fund, Inc. Class B Shares*                     13.04      12.02      12.50   +11.31(1)    + 8.49
ML Phoenix Fund, Inc. Class C Shares*                     12.96      11.95      12.43   +11.29(1)    + 8.45
ML Phoenix Fund, Inc. Class D Shares*                     13.41      12.37      12.80   +11.59(1)    + 8.41
Dow Jones Industrial Average**                         6,813.09   6,029.38   5,395.30   +26.28       +13.00
Standard & Poor's 500 Index**                            786.16     705.27     636.02   +23.61       +11.47
ML Phoenix Fund, Inc. Class A Shares--Total Return*                                     +18.66(2)    + 9.39(3)
ML Phoenix Fund, Inc. Class B Shares--Total Return*                                     +17.48(4)    + 9.12(5)
ML Phoenix Fund, Inc. Class C Shares--Total Return*                                     +17.50(4)    + 9.08(5)
ML Phoenix Fund, Inc. Class D Shares--Total Return*                                     +18.40(6)    + 9.38(7)
Dow Jones Industrial Average--Total Return**                                            +29.15       +13.60
Standard & Poor's 500 Index--Total Return**                                             +26.35       +12.03

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.794 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.819 per share ordinary income dividends and $0.794 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.132 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.700 per share ordinary income dividends and $0.794 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.075 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.789 per share ordinary income dividends and $0.794 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.119 per share ordinary income dividends.




PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                                     Net Asset Value      Capital Gains
Period Covered                     Beginning   Ending      Distributed  Dividends Paid*  % Change**
11/1/82--12/31/82                  $ 9.35      $ 9.60          --            --           + 2.67%
1983                                 9.60       11.69       $ 0.470        $0.370         +31.05
1984                                11.69       10.65         1.520         0.620         + 9.93
1985                                10.65       12.00         0.980         0.710         +30.28
1986                                12.00       12.39         1.010         0.610         +16.92
1987                                12.39       10.50         1.551         0.676         + 0.95
1988                                10.50       11.78         1.790         0.329         +33.18
1989                                11.78       12.49         0.428         0.508         +13.87
1990                                12.49        8.08         1.623         0.396         -20.66
1991                                 8.08        9.90         0.645         0.494         +37.01
1992                                 9.90       11.73         0.057         0.670         +26.69
1993                                11.73       13.45         0.820         0.826         +29.54
1994                                13.45       11.15         0.729         0.777         - 6.48
1995                                11.15       12.90         0.183         0.528         +21.86
1996                                12.90       13.19         0.794         0.819         +15.81
1/1/97--1/31/97                     13.19       13.41          --            --           + 1.67
                                                             -------        ------
                                                       Total $12.600  Total $8.333

                                                  Cumulative total return as of 1/31/97: +725.71%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value      Capital Gains
Period Covered                     Beginning   Ending      Distributed  Dividends Paid*  % Change**
10/21/88--12/31/88                 $11.96      $11.77        $0.086        $0.144         + 0.35%
1989                                11.77       12.45         0.428         0.409         +12.78
1990                                12.45        8.06         1.623         0.271         -21.54
1991                                 8.06        9.83         0.645         0.429         +35.66
1992                                 9.83       11.55         0.057         0.639         +25.37
1993                                11.55       13.24         0.820         0.661         +28.23
1994                                13.24       10.95         0.729         0.657         - 7.40
1995                                10.95       12.62         0.183         0.432         +20.68
1996                                12.62       12.83         0.794         0.700         +14.49
1/1/97--1/31/97                     12.83       13.04          --            --           + 1.64
                                                             ------        ------
                                                       Total $5.365  Total $4.342

                                                  Cumulative total return as of 1/31/97: +151.84%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA (concluded)


Performance Summary--Class C Shares
                                     Net Asset Value      Capital Gains
Period Covered                     Beginning   Ending      Distributed  Dividends Paid*  % Change**
10/21/94--12/31/94                 $12.31      $10.91        $0.314        $0.172         - 7.35%
1995                                10.91       12.55         0.183         0.454         +20.67
1996                                12.55       12.75         0.794         0.700         +14.49
1/1/97--1/31/97                     12.75       12.96          --            --           + 1.65
                                                             ------        ------
                                                       Total $1.291  Total $1.326

                                                   Cumulative total return as of 1/31/97: +30.10%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value      Capital Gains
Period Covered                     Beginning   Ending      Distributed  Dividends Paid*  % Change**
10/21/94--12/31/94                 $12.57      $11.16        $0.314        $0.186         - 7.17%
1995                                11.16       12.91         0.183         0.502         +21.61
1996                                12.91       13.18         0.794         0.789         +15.38
1/1/97--1/31/97                     13.18       13.41          --            --           + 1.75
                                                             ------        ------
                                                       Total $1.291  Total $1.477

                                                   Cumulative total return as of 1/31/97: +32.53%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +15.81%        + 9.73%
Five Years Ended 12/31/96                 +16.72         +15.46
Ten Years Ended 12/31/96                  +13.68         +13.07

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/96                       +14.49%        +10.49%
Five Years Ended 12/31/96                 +15.52         +15.52
Inception (10/21/88)
through 12/31/96                          +11.71         +11.71

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                       +14.49%        +13.49%
Inception (10/21/94)
through 12/31/96                          +11.90         +11.90

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +15.38%        + 9.32%
Inception (10/21/94)
through 12/31/96                          +12.80         +10.06

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS
                             Face Amount/                                                                   Value     Percent of
Industry                     Shares Held           Investments                              Cost          (Note 1a)   Net Assets

Discount to Assets
Computer Services                589,700   Scitex Corporation Ltd. (Ordinary)          $  6,291,592     $  6,339,275    0.9%

Conglomerates                  2,000,000   Hanson PLC Sponsored (ADR)*                   16,715,774       15,000,000    2.0

Energy Related                   915,900   McDermott International, Inc.                 16,866,840       16,715,175    2.2

                                           Total Discount to Assets                      39,874,206       38,054,450    5.1

Earning Turnarounds

Airlines                       2,000,000 ++Mesa Air Group, Inc.++++                      14,822,949       13,000,000    1.8

Cable                          2,600,000 ++Century Communications Corp.++++              20,327,184       13,000,000    1.8

Computer Hardware              1,500,600 ++Tandem Computers, Inc.                        16,690,567       20,820,825    2.8

Computer Software              1,000,000 ++Mentor Graphics Corporation                    9,981,232       10,250,000    1.4

Consumer Products              2,040,000 ++The Topps Co., Inc.                           12,537,256        8,415,000    1.1

Energy Related                   450,000 ++Marine Drilling Co., Inc.                      3,600,000        7,425,000    1.0
                                 867,000   Total Petroleum (North America) Ltd.           9,146,819        9,211,875    1.2

Health Care                      244,500 ++Beverly Enterprises, Inc.                      3,140,603        3,545,250    0.5
                                 600,000 ++Humana, Inc.                                  11,564,931       11,400,000    1.5
                               1,000,000 ++Mid Atlantic Medical Services, Inc.           12,365,498       12,750,000    1.7
                               1,300,000 ++NeoRx Corp.++++                                7,991,431        5,931,250    0.8
                               1,139,500 ++Perrigo Co.                                   11,750,968       11,964,750    1.6

Industrial Services            1,407,670 ++Anacomp, Inc.++++                              9,137,200       13,900,741    1.9

Leisure & Entertainment          900,000 ++CST Entertainment Imaging, Inc.+++               675,000           90,000    0.0

Networking                       490,900 ++Bay Networks Inc.                             10,463,638       10,677,075    1.4

Restaurants                      965,519 ++Houlihan's Restaurant Group, Inc.++++          3,468,750        5,189,665    0.7

Retail                         4,170,000   CML Group, Inc.++++                           23,882,945       13,552,500    1.8
                               1,300,000 ++Charming Shoppes, Inc.                         7,125,415        6,093,750    0.8
                                 400,000 ++Toys 'R' Us, Inc.                             10,532,630       10,000,000    1.4

Semiconductor                  2,000,000 ++Integrated Device Technology, Inc.            21,862,741       20,750,000    2.8

Telecommunications               700,000 ++DSC Communications Corp.                      13,610,646       15,662,500    2.1

                                           Total Earning Turnarounds                    234,678,403      223,630,181   30.1

Financial Restructuring

Retail                           443,361 ++Zale Corp. Litigation Limited Partnership
                                             Shares                                               0                0    0.0

Textiles                         330,706 ++The Bibb Co. (c)                               2,303,833        2,314,942    0.3
                             $ 9,000,000 ++JPS Textile Group Inc., Subordinated
                                             Debentures, 7% due 5/15/2000                   990,000          990,000    0.1
                             $14,000,000 ++JPS Textile Group Inc., Subordinated Notes,
                                             10.25% due 6/01/1999                         8,122,517        8,680,000    1.2

                                           Total Financial Restructuring                 11,416,350       11,984,942    1.6

High Yield

Cable                        $   690,154   Scott Cable Pay-in-Kind Notes, 16%
                                             due 7/18/2001 (b)(d)                           273,696          265,709    0.1
                             $ 5,850,900   Scott Cable Trust Certificate, Pay-in-Kind
                                             Notes, 15% due 3/18/2001 (b)(d)              4,256,447        4,212,648    0.6

Consumer Products            $ 9,720,000   Specialty Foods Corp., Senior Subordinated
                                             Notes, 11.25% due 8/15/2003                  7,837,800        7,678,800    1.0
                             $ 2,500,000   Town & Country Corporation, Senior
                                             Subordinated Notes, 13% due 5/31/1998        2,125,000        1,675,000    0.2



SCHEDULE OF INVESTMENTS (continued)
                             Face Amount/                                                                   Value     Percent of
Industry                     Shares Held           Investments                              Cost          (Note 1a)   Net Assets

High Yield (concluded)
Distribution                 $14,000,000   Merisel Inc., Senior Notes, 12.50% due
                                             12/31/2004                                $  7,678,300     $  9,100,000    1.2%

Energy                       $17,100,000 ++WRT Energy Corp., Senior Notes, 13.875%
                                             due 3/01/2002                               13,955,500        7,524,000    1.0

Home Builders                $27,500,000 ++Baldwin Homes, Series B, 10.375% due
                                             8/01/2003                                   12,495,500       11,825,000    1.6

Leisure &                    $10,000,000   Bally's Health & Tennis Corporation,
Entertainment                                Senior Subordinated Notes, 13% due
                                             1/15/2003                                    7,927,500        9,750,000    1.3
                             $ 4,000,000   Genmar Holdings, Inc., Senior Subordinated
                                             Notes, 13.50% due 7/15/2001                  4,000,000        3,880,000    0.5
                                 377,854   Live Entertainment Inc., 5% Convertible
                                             Preferred (Series B)                         1,872,880        3,140,911    0.4
                             $ 7,500,000   Live Entertainment Inc., Senior
                                             Subordinated Notes, 12% due 3/23/1999        5,643,750        7,200,000    1.0

Printing &                   $ 8,255,400   San Jacinto Holdings Inc., Senior
Publishing                                   Subordinated Notes, 12% due 12/31/2002       5,568,673        5,696,226    0.8

Supermarkets                 $10,500,000   Farm Fresh Inc., 12.25% Senior Notes
                                             due 10/01/2000                               8,473,750        8,820,000    1.2

                                           Total High Yield                              82,108,796       80,768,294   10.9

Operational Restructuring

Cable                            900,000 ++Tele-Communications, Inc. (Class A)           12,007,693       11,925,000    1.6
                               1,500,000 ++US West Media Group                           28,061,064       27,937,500    3.8

Chemicals                        114,285 ++Millennium Chemicals Inc.                      3,117,959        2,271,414    0.3

Computer Hardware              2,179,600 ++Amdahl Corp.                                  17,820,836       25,065,400    3.4
                                 700,000 ++Apple Computer, Inc.                          16,300,080       11,550,000    1.6
                                 200,000 ++Digital Equipment Corp.                        7,772,000        7,500,000    1.0

Computer Software              2,168,400 ++Borland International, Inc.++++               28,502,324       13,823,550    1.9
                                 653,900 ++CompuServe Corporation                         6,839,455        7,111,163    1.0
                               4,084,100 ++Computervision Corp.++++                      25,879,429       30,630,750    4.1
                               1,500,000 ++Novell Inc.                                   18,031,773       18,937,500    2.5

Diversified                      379,500 ++National Patent Development Corp.++++          5,002,546        3,178,313    0.4

Energy Related                   700,000 ++Oryx Energy Co.                                8,857,893       16,975,000    2.3

Engineering                      800,000 ++EMCOR Group, Inc.                              6,875,703       12,800,000    1.7

Environmental                  1,250,000   Laidlaw, Inc. (Non-Voting) (Class B)
                                             (ADR)*                                      12,140,881       16,250,000    2.2

Health Care                    1,032,999 ++Pharmaceutical Product Development Inc.       14,095,778       29,440,472    4.0
                               2,800,000 ++Transitional Hospitals Corp. (a)++++          26,595,165       25,550,000    3.4

Insurance                      1,060,600   Reliance Group Holdings, Inc.                  5,718,745        9,677,975    1.3

Retail                           700,000   The Limited, Inc.                             12,226,004       11,987,500    1.6
                               1,000,000 ++Woolworth Corp.                               11,562,787       20,375,000    2.7

Steel                          1,100,000 ++WHX Corp.                                     11,226,309        9,487,500    1.3

Telecommunications               300,000   AT&T Corp.                                    11,628,213       11,812,500    1.6
                                 498,100   Alcatel Alsthom Compagnie d'Electricite
                                             S.A. (ADR)*                                  8,578,385       10,273,312    1.4

                                           Total Operational Restructuring              298,841,022      334,559,849   45.1

                                           Total Investments                            666,918,777      688,997,716   92.8


SCHEDULE OF INVESTMENTS (concluded)
                                                                                                            Value     Percent of
                             Face Amount           Investments                              Cost          (Note 1a)   Net Assets
Commercial Paper**           $ 5,000,000   Banc One Corp., 5.30% due 2/18/1997         $  4,987,486     $  4,987,486    0.6%
                              20,000,000   CXC Inc., 5.34% due 2/10/1997                 19,973,300       19,973,300    2.7
                              20,000,000   Deer Park Refining L.P., 5.33%
                                           due 2/25/1997                                 19,928,933       19,928,933    2.7
                               6,300,000   General Electric Capital Corp., 5.58% due
                                             2/03/1997                                    6,298,047        6,298,047    0.8
                               5,000,000   Lehman Brothers Holdings, 5.52% due
                                             2/06/1997                                    4,996,167        4,996,167    0.7

                                           Total Short-Term Investments                  56,183,933       56,183,933    7.5


Total Investments                                                                      $723,102,710      745,181,649  100.3
                                                                                       ============
Liabilities in Excess of Other Assets                                                                     (2,503,944)  (0.3)
                                                                                                        ------------  ------
Net Assets                                                                                              $742,677,705  100.0%
                                                                                                        ============  ======

   *American Depositary Receipts (ADR).
  **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 (a)On December 2, 1996, Community Psychiatric Centers, Inc. changed its name to Transitional Hospitals Corp.
 (b)On December 19, 1996, the Fund received these notes in exchange for Scott Cable, Subordinated Debentures, 12.25% due 04/15/2001.
 (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Security Act of 1933.
 (d)Represents a pay-in-kind security which may pay interest in additional face.
  ++Non-income producing security.
++++Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                 Net Share           Net            Dividend
    Industry              Affiliate                              Activity            Cost            Income
    Airlines              Mesa Air Group, Inc.                    430,000       $  3,351,332             --
    Cable                 Century Communications Corp.            600,000          3,620,633             --
    Computer Software     Borland International, Inc.                  --                 --             --
    Computer Software     Computervision Corp.                  1,534,100         10,580,710             --
    Diversified           National Patent Development Corp.       (28,000)          (550,208)            --
    Health Care           NeoRx Corp.                             200,800            958,151             --
    Health Care           Transitional Hospital Corp.             249,800          2,147,965             --
    Industrial--          Anacomp, Inc.                                --                 --             --
      Services
    Restaurants           Houlihan's Restaurant Group, Inc.            --                 --             --
    Retail                CML Group, Inc.                         670,000          2,732,658        $35,000

    Total                                                                       $ 22,841,241
                                                                                ============

 +++Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately $90,000, representing 0.0% of net assets.
                                             Acquisition                                            Value
    Issue                                       Date                                 Cost         (Note 1a)
    CST Entertainment Imaging, Inc.          3/17/1995                          $    675,000   $     90,000

    Total                                                                       $    675,000   $     90,000
                                                                                ============   ============

    See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of January 31, 1997
Assets:             Investments, at value (identified cost--$723,102,710) (Note 1a)                        $ 745,181,649
                    Foreign cash (Note 1c)                                                                           288
                    Receivables:
                      Securities sold                                                     $   4,665,291
                      Interest                                                                1,687,208
                      Capital shares sold                                                       658,568
                      Dividends                                                                  39,527        7,050,594
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1f)                                          76,704
                                                                                                           -------------
                    Total assets                                                                             752,309,235
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    7,009,886
                      Capital shares redeemed                                                 1,506,983
                      Investment adviser (Note 2)                                               625,421
                      Distributor (Note 2)                                                      347,684        9,489,974
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       141,556
                                                                                                           -------------
                    Total liabilities                                                                          9,631,530
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 742,677,705
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 50,000,000
Consist of:         shares authorized                                                                      $   2,167,947
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          2,854,880
                    Class C Shares of Common Stock, $0.10 par value, 50,000,000
                    shares authorized                                                                            119,615
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            478,410
                    Paid-in capital in excess of par                                                         662,188,037
                    Undistributed investment income--net                                                         404,919
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                52,385,009
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         22,078,888
                                                                                                           -------------
                    Net assets                                                                             $ 742,677,705
                                                                                                           =============

Net Asset Value:    Class A--Based on net assets of $290,759,407 and 21,679,466
                    shares outstanding                                                                     $       13.41
                                                                                                           =============
                    Class B--Based on net assets of $372,280,031 and 28,548,795
                    shares outstanding                                                                     $       13.04
                                                                                                           =============
                    Class C--Based on net assets of $15,502,609 and 1,196,150
                    shares outstanding                                                                     $       12.96
                                                                                                           =============
                    Class D--Based on net assets of $64,135,658 and 4,784,101
                    shares outstanding                                                                     $       13.41
                                                                                                           =============


                    See Notes to Financial Statements.

Statement of Operations for the Six Months Ended January 31, 1997
Investment          Interest and discount earned                                                           $   5,892,274
Income              Dividends (net of $141,082 foreign withholding tax)                                        1,454,151
(Notes 1d & 1e):                                                                                           -------------
                    Total income                                                                               7,346,425
                                                                                                           -------------

Expenses:           Investment advisory fees (Note 2)                                     $   3,711,214
                    Account maintenance and distribution fees--Class B (Note 2)               1,954,036
                    Transfer agent fees--Class B (Note 2)                                       384,367
                    Transfer agent fees--Class A (Note 2)                                       248,169
                    Printing and shareholder reports                                             86,975
                    Account maintenance and distribution fees--Class C (Note 2)                  80,170
                    Account maintenance fees--Class D (Note 2)                                   70,918
                    Accounting services (Note 2)                                                 63,272
                    Transfer agent fees--Class D (Note 2)                                        49,486
                    Registration fees (Note 1f)                                                  39,222
                    Professional fees                                                            35,414
                    Directors' fees and expenses                                                 33,577
                    Custodian fees                                                               21,097
                    Transfer agent fees--Class C (Note 2)                                        16,632
                    Other                                                                        10,358
                                                                                          -------------
                    Total expenses                                                                             6,804,907
                                                                                                           -------------
                    Investment income--net                                                                       541,518
                                                                                                           -------------

Realized &          Realized gain from investments--net                                                       58,479,495
Unrealized Gain     Change in unrealized appreciation/depreciation on:
(Loss) on             Investments--net                                                       33,822,092
Investments &         Foreign currency transactions--net                                            (31)      33,822,061
Foreign Currency                                                                          -------------    -------------
Transactions--Net   Net realized and unrealized gain on investments and foreign
(Notes 1b, 1c,      currency transactions                                                                     92,301,556
1e & 3):                                                                                                   -------------
                    Net Increase in Net Assets Resulting from Operations                                   $  92,843,074
                                                                                                           =============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended      Year Ended
                                                                                           January 31,         July 31,
Increase (Decrease) in Net Assets:                                                             1997              1996
Operations:         Investment income--net                                                $     541,518    $   2,504,634
                    Realized gain on investments and foreign currency
                    transactions--net                                                        58,479,495       89,032,522
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   33,822,061      (61,421,781)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                     92,843,074       30,115,375
                                                                                          -------------    -------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,322,009)      (2,797,570)
Shareholders          Class B                                                                        --       (1,123,307)
(Note 1g):            Class C                                                                        --          (55,725)
                      Class D                                                                  (167,329)        (306,921)
                    Realized gain on investments--net:
                      Class A                                                               (32,459,002)     (12,381,777)
                      Class B                                                               (43,674,101)     (18,485,951)
                      Class C                                                                (1,814,737)        (584,344)
                      Class D                                                                (5,849,564)      (1,742,435)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (85,286,742)     (37,478,030)
                                                                                          -------------    -------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                        9,268,569      (16,090,922)
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total increase (decrease) in net assets                                  16,824,901      (23,453,577)
                    Beginning of period                                                     725,852,804      749,306,381
                                                                                          -------------    -------------
                    End of period*                                                        $ 742,677,705    $ 725,852,804
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $     404,919    $   1,352,739
                                                                                          =============    =============

                    See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                                Class A
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                     January 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1997++     1996++   1995++      1994       1993
Per Share           Net asset value, beginning of period              $  13.37   $  13.44  $  13.31  $  13.75   $  11.40
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .05        .13       .17       .03        .02
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.60        .51      1.47      1.18       3.06
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.65        .64      1.64      1.21       3.08
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.06)      (.13)     (.11)       --       (.03)
                      Realized gain on investments--net                  (1.55)      (.58)    (1.40)    (1.65)      (.70)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.61)      (.71)    (1.51)    (1.65)      (.73)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.41   $  13.37  $  13.44  $  13.31   $  13.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  13.60%+++   4.78%    13.91%     9.36%     28.96%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.23%*     1.24%     1.31%     1.22%      1.25%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .72%*      .92%     1.40%      .48%       .28%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $290,759   $279,351  $286,258  $255,856   $197,995
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  37.95%     87.66%    70.36%    63.95%     67.57%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0533   $  .0481        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission per share for purchases and sales of equity securities. The "Average Commission
                    Rate Paid" includes commissions paid in foreign currencies, which have been converted in US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                                Class B
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                     January 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1997++     1996++   1995++      1994       1993
Per Share           Net asset value, beginning of period              $  12.99   $  13.12  $  13.02  $  13.46   $  11.25
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.02)      (.01)      .04      (.07)      (.02)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.56        .50      1.45      1.11       2.93
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.54        .49      1.49      1.04       2.91
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.04)     (.02)       --         --
                      Realized gain on investments--net                  (1.49)      (.58)    (1.37)    (1.48)      (.70)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.49)      (.62)    (1.39)    (1.48)      (.70)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.04   $  12.99  $  13.12  $  13.02   $  13.46
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  13.05%+++   3.67%    12.83%     8.21%     27.66%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.26%*     2.26%     2.34%     2.24%      2.27%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.32%)*    (.11%)     .37%     (.51%)     (.73%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $372,280   $381,808  $414,886  $362,129   $209,534
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  37.95%     87.66%    70.36%    63.95%     67.57%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0533   $  .0481        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission per share for purchases and sales of equity securities. The "Average Commission
                    Rate Paid" includes commissions paid in foreign currencies, which have been converted in US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                       Class C++++                   Class D++++
                                                             For the              For the   For the               For the
                                                               Six      For the    Period     Six     For the      Period
The following per share data and ratios have been derived     Months      Year    Oct. 21,   Months     Year      Oct. 21,
from information provided in the financial statements.        Ended      Ended   1994++ to   Ended     Ended     1994++ to
                                                             Jan. 31,   July 31,  July 31,  Jan. 31,  July 31,    July 31,
Increase (Decrease) in Net Asset Value:                        1997       1996      1995      1997      1996        1995
Per Share           Net asset value, beginning of
Operating           period                                 $  12.92   $  13.07   $  12.31  $  13.35  $  13.43   $  12.57
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income (loss) net               (.02)      (.02)       .03       .03       .09        .11
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                          1.55        .51       1.21      1.61       .51       1.25
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations           1.53        .49       1.24      1.64       .60       1.36
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                     --       (.06)      (.05)     (.04)     (.10)      (.07)
                      Realized gain on investments--net       (1.49)      (.58)      (.43)    (1.54)     (.58)      (.43)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions         (1.49)      (.64)      (.48)    (1.58)     (.68)      (.50)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  12.96   $  12.92   $  13.07  $  13.41  $  13.35   $  13.43
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share       13.04%+++   3.69%     10.99%+++ 13.52%+++  4.50%     11.72%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  2.27%*     2.27%      2.39%*    1.49%*    1.48%      1.60%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net             (.33%)*    (.12%)      .34%*     .49%*     .67%      1.11%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $ 15,503   $ 15,821   $ 11,775  $ 64,136  $ 48,873   $ 36,388
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       37.95%     87.66%     70.36%    37.95%    87.66%     70.36%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid++++++     $  .0533   $  .0481         --  $  .0533  $  .0481         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted in US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Phoenix Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is re-quired. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates: 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $1,245        $14,918
Class D                                $4,366        $47,860


For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $291,033 and $2,977 relating to transactions in Class B and Class C Shares, respectively.

During the six months ended January 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $26 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $255,339,283 and $331,052,452, respectively.

Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:

                                    Realized      Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments            $ 58,479,573   $ 22,078,939
Short-term investments                    (78)            --
Foreign currency
transactions                               --            (51)
                                 ------------   ------------

Total                            $ 58,479,495   $ 22,078,888
                                 ============   ============

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $22,078,939, of which $86,519,513 related to appreciated securities and $64,440,574 related to depreciated securities. At January 31, 1997, the aggregate cost of investments for Federal income tax purposes was $723,102,710.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $9,268,569 and $(16,090,922) for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Six                          Dollar
Months Ended January 31, 1997         Shares        Amount

Shares sold                         1,495,419   $ 19,583,845
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,408,271     29,567,961
                                 ------------   ------------
Total issued                        3,903,690     49,151,806
Shares redeemed                    (3,120,623)   (40,613,274)
                                 ------------   ------------
Net increase                          783,067   $  8,538,532
                                 ============   ============



Class A Shares for the                              Dollar
Year Ended July 31, 1996              Shares        Amount

Shares sold                         4,419,265   $ 59,891,082
Shares issued to shareholders
in reinvestment of dividends
and distributions                     740,876      9,936,546
                                 ------------   ------------
Total issued                        5,160,141     69,827,628
Shares redeemed                    (5,561,880)   (74,905,949)
                                 ------------   ------------
Net decrease                         (401,739)  $ (5,078,321)
                                 ============   ============



Class B Shares for the Six                          Dollar
Months Ended January 31, 1997         Shares        Amount

Shares sold                         2,055,284   $ 26,172,996
Shares issued to shareholders
in reinvestment of
distributions                       3,291,225     39,178,069
                                 ------------   ------------
Total issued                        5,346,509     65,351,065
Automatic conversion
of shares                            (933,269)   (11,970,065)
Shares redeemed                    (5,254,593)   (66,648,044)
                                 ------------   ------------
Net decrease                         (841,353)  $(13,267,044)
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         7,242,432   $ 96,582,253
Shares issued to shareholders
in reinvestment of dividends
and distributions                     946,032     12,394,778
                                 ------------   ------------
Total issued                        8,188,464    108,977,031
Automatic conversion
of shares                            (342,861)    (4,498,278)
Shares redeemed                   (10,082,987)  (132,916,921)
                                 ------------   ------------
Net decrease                       (2,237,384)  $(28,438,168)
                                 ============   ============

NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the
Six Months Ended                                    Dollar
January 31, 1997                      Shares        Amount

Shares sold                           147,494   $  1,863,336
Shares issued to shareholders
in reinvestment of
distributions                         136,318      1,613,090
                                 ------------   ------------
Total issued                          283,812      3,476,426
Shares redeemed                      (312,141)    (3,931,180)
                                 ------------   ------------
Net decrease                          (28,329)  $   (454,754)
                                 ============   ============



Class C Shares for the
Year Ended                                          Dollar
July 31, 1996                         Shares        Amount

Shares sold                           692,164   $  9,157,835
Shares issued to shareholders
in reinvestment of dividends
and distributions                      32,179        419,140
                                 ------------   ------------
Total issued                          724,343      9,576,975
Shares redeemed                      (400,702)    (5,315,980)
                                 ------------   ------------
Net increase                          323,641   $  4,260,995
                                 ============   ============



Class D Shares for the Six                          Dollar
Months Ended January 31, 1997         Shares        Amount

Shares sold                           576,101   $  7,586,948
Automatic conversion
of shares                             906,930     11,970,065
Shares issued to shareholders
in reinvestment of dividends
and distributions                     454,079      5,575,759
                                 ------------   ------------
Total issued                        1,937,110     25,132,772
Shares redeemed                      (813,835)   (10,680,937)
                                 ------------   ------------
Net increase                        1,123,275   $ 14,451,835
                                 ============   ============

Class D Shares for the                              Dollar
Year Ended July 31, 1996              Shares        Amount

Shares sold                         2,067,920   $ 28,313,198
Automatic conversion
of shares                             334,895      4,498,278
Shares issued to shareholders
in reinvestment of dividends
and distributions                     105,562      1,413,741
                                 ------------   ------------
Total issued                        2,508,377     34,225,217
Shares redeemed                    (1,557,098)   (21,060,645)
                                 ------------   ------------
Net increase                          951,279   $ 13,164,572
                                 ============   ============






PORTFOLIO INFORMATION



For the Quarter Ended January 31, 1997


                                    Percent of
Ten Largest Holdings                Net Assets

Computervision Corp.                   4.1%
Pharmaceutical Product
  Development, Inc.                    4.0
U S West Media Group                   3.8
Transitional Hospitals Corp.           3.4
Amdahl Corp.                           3.4
Tandem Computers, Inc.                 2.8
Integrated Device Technology, Inc.     2.8
Woolworth Corp.                        2.7
Novell Inc.                            2.5
Oryx Energy Co.                        2.3


                                    Percent of
Five Largest Industries             Net Assets

Health Care                           13.5%
Computer Software                     10.9
Computer Hardware                      8.8
Retail                                 8.3
Cable                                  7.9

                                    Percent of
Asset Mix                           Net Assets

Stocks                                81.0%
Bonds                                 11.8
Cash & Cash Equivalents                7.2



Additions (Equity Investments)

AT&T Corp.
Alcatel Alsthom Compagnie d'Electricite S.A. (ADR)
Bay Networks Inc.
Beverly Enterprises, Inc.
CompuServe Corporation
Digital Equipment Corp.
Humana, Inc.
Mentor Graphics Corporation
Mid Atlantic Medical Services, Inc.
Tele-Communications, Inc. (Class A)
Toys 'R' Us, Inc.


Deletions (Equity Investments)

ADT Ltd. (ADR)
Allwaste Inc.
Cox Communications, Inc. (Class A)
Dime Bancorp, Inc.
Matrix Service Co.
NVR, Inc.
National Semiconductor Corp.
Resurgence Properties Inc.
Specialty Equipment Companies Inc.
TETRA Technologies, Inc.
Tekelec Inc.
Unilab Corp.
VLSI Technology, Inc.